UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09821

Allied Asset Advisors Funds
 (Exact name of registrant as specified in charter)

715 Enterprise Drive, Suite 100
Oak Brook, IL 60523
 (Address of principal executive offices) (Zip code)

Bassam Osman
Allied Asset Advisors Funds
715 Enterprise Drive, Suite 100
Oak Brook, IL 60523
 (Name and address of agent for service)

(877)-417-6161
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2018

Date of reporting period:  May 31, 2018

Item 1. Reports to Stockholders.

Annual Report

May 31, 2018

Iman Fund

IMAN FUND

July 22, 2018

Dear Shareholder,

Assalamu Alaykum (Greetings of Peace),

We are pleased to report that Iman Fund (the Fund) did very well in the year ending on May 31, 2018. The Fund returned 19.25% in that period, outperforming its benchmark index and broad market indexes. The Fund outperformed both components of its benchmark, as it did better than the Dow Jones Islamic Market US Index (IMUS) which returned 16.37%, and the Dow Jones Islamic Market World Index (DJIM) which went up by 15.20%. Therefore, the Fund outperformed the blended return of these two indexes (the Fund’s benchmark), which was up 15.79%, by 346 basis points. It also outperformed the Standard & Poor’s 500 Index which went up 14.38%, and the Wilshire 5000 Total Market Index which increased by 15.10%.

The stock market moved steadily higher since the beginning of the Fund’s fiscal year in June, 2017 and into 2018. Most broad stock market indices rose more than 5% in January 2018. However, February was a complete reversal and the market declined significantly. The drop was a clear departure from the low volatility seen in the preceding year. This was prompted by fear that rising inflation and an overheating economy might cause the U.S. Federal Reserve to hike interest rates more rapidly. Indeed, in March, 2018 the Federal Reserve raised rates for the sixth time since the policymaking Federal Open Market Committee (FOMC) began raising rates off near-zero in December 2015. More significant was the change to the Federal Reserve’s forecasts anticipating more robust interest rate hikes in the remaining months of 2018 and beyond. The February 2018 stock market decline was the first significant decline since October 2016, and there were further losses in March on fear of a global trade war after the U.S. announced plans to impose tariffs on Chinese imports. However, the market recovered in the following few months as better corporate earnings overcame concerns of interest rate hikes and a trade war.

For this fiscal year (and for the second year), growth stocks handily topped value stocks, while large-caps did better than small-caps. The information technology sector (which is overweighted in the Fund) did well, helping the Fund performance.  However, the Fund was not helped by its lack of ownership in the financial sector, which did well riding the uptick in bond yields. Consumer discretionary stocks rose significantly, mostly due to the retailers stocks doing well. Sectors not doing well included consumer staples and telecom, which are underweighted in the Fund, thereby lifting the Fund’s performance. The Fund also benefited from its large positions in the health care and the industrial sectors.

Looking ahead we believe that global recession risks remain low, but upside growth may be constrained. We believe that global monetary policy will be counterbalanced by global economic expansion which is likely to help stock investors.  A trade war might not be averted and might result in market decline, but we believe this is likely to be temporary and might turn into a buying opportunity.

We are operating in an environment of frequent commentary about high valuations by some market watchers. In this critical time, we will continue to adhere to our valuation discipline which has served us well. We believe the Fund owns a solid portfolio of undervalued market leaders, stocks in industries with improving supply/demand trends, and some strong companies that are temporarily out of favor. We focus, among other things, on companies with dominant competitive position, customer loyalty, proven marketing ability, long-term growth, positive capital stewardship, franchise value, and intellectual capital. By investing in high-quality large-cap stocks, the Fund aims to reduce the impact of declining markets, while still participating in a meaningful way when markets rise. We pay special attention to the Fund’s ability to weather declines and strive to deliver consistent and competitive results over the long term.

IMAN FUND

At the Iman Fund, we take our mission to provide investors the best chance of investment success while adhering to Islamic principles very seriously.  Our work is grounded in maintaining perspective, long term discipline, and vigilance. We thank you for the trust and confidence you have placed in the Iman Fund and for giving us the opportunity to help you reach your financial goals in the years to come. We look forward to reporting to you good results again in the coming year.

Very Truly Yours,

Bassam Osman, President

Past performance does not guarantee future results.

The above discussion and analysis of the Fund reflect the opinions of the Adviser as of July 2018, are subject to change and any forecasts made cannot be guaranteed and should not be considered investment advice.

Mutual Fund investing involves risk; principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Historically, the Adviser believes that the Islamic restrictions placed on the Fund have not adversely affected the Fund; however, it is possible that these restrictions may result in the Fund not performing as well as mutual funds not subject to such restrictions. Investments in smaller companies involve additional risk, such as limited liquidity and greater volatility.

The Dow Jones Islamic Market USA Index is a diversified compilation of U.S. equity securities considered by Dow Jones to be in compliance with Islamic principles. The Dow Jones Islamic Market World Index measures the global universe of investable equities considered by Dow Jones to be in compliance with Islamic principles. The benchmark for the Fund is a 50/50 blend of the Dow Jones Islamic Market USA Index and Dow Jones Islamic Market World Index. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Wilshire 5000 Total Market Index is a market capitalization-weighted index composed of more than 6,700 publicly-traded companies that are headquartered in the United States, are actively traded on an American stock exchange and have pricing information that is widely available to the public. You cannot invest directly in an index.

Growth stocks typically are more volatile than value stocks, however, value stocks have a lower expected growth rate in earnings and sales.

A Basis Point is equal to 1/100th of 1% (0.0001).

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments included in this report.

IMAN FUND
EXPENSE EXAMPLE
May 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/2017 - 5/31/2018).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that Iman Fund does not have any sales charge (loads), redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/17	5/31/18	12/1/17 - 5/31/18*
Actual	$1,000.00	$1,064.40	$6.74
Hypothetical (5% return before expenses)	1,000.00	1,018.40	6.59

*	Expenses are equal to the Fund’s annualized expense ratio of 1.31% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

IMAN FUND
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
May 31, 2018 (Unaudited)

IMAN FUND

Total Rate of Return
For the Period May 31, 2008 to May 31, 2018
(Unaudited)

This chart assumes an initial investment of $10,000 made on May 31, 2008 and held through May 31, 2018.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the recent month end may be obtained by visiting www.investaaa.com.

Indices mentioned are unmanaged and used to measure stock markets.  You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

	Six	One	Five	Ten
Average Annual Total Return as of May 31, 2018	Months	Year	Years	Years
Iman Fund	6.44%	19.25%	14.69%	7.77%
Blended Dow Jones Islamic Market USA Index*/
Dow Jones Islamic Market World Index	4.64%	15.79%	11.92%	7.53%
*
The Dow Jones Islamic Market USA Index is a diversified compilation of U.S. equity securities considered by Dow Jones to be in compliance with Islamic principles.  The index is constructed from stocks in the Dow Jones Indexes (DJGI) family.  Dow Jones believes that these stocks are accessible to investors and are well traded.  The DJGI methodology removes issues that are not suitable for global investing.  Prior to July 31, 2013, the performance of the Dow Jones Islamic Market USA Index does not include the reinvestment of dividends.

IMAN FUND
SCHEDULE OF INVESTMENTS
May 31, 2018
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value

COMMON STOCKS - 99.5%

	APPAREL KNITTING
	MILLS - 0.4%
4,800	Columbia Sportswear Co.	$418,128

	AUDIO & VIDEO EQUIPMENT
	MANUFACTURING - 0.5%
8,200	Dolby Laboratories, Inc. - Class A	514,960

	AUTOMOTIVE PARTS,
	ACCESSORIES &
	TIRE STORES - 0.1%
380	O’Reilly Automotive, Inc. (a)	102,376

	BASIC CHEMICAL
	MANUFACTURING - 0.7%
4,900	Air Products and Chemicals, Inc.	790,909

	BEVERAGE
	MANUFACTURING - 0.5%
11,200	Monster Beverage Corp. (a)	572,992

	BUILDING MATERIAL &
	SUPPLIES DEALERS - 1.4%
8,000	The Home Depot, Inc.	1,492,400

	CHEMICAL & ALLIED
	PRODUCTS MERCHANT
	WHOLESALERS - 0.2%
2,200	Acuity Brands, Inc.	260,150

	CHILD DAY CARE
	SERVICES - 0.8%
8,400	Bright Horizons Family
	Solutions Inc. (a)	850,080

	CLOTHING STORES - 0.5%
6,800	Ross Stores, Inc.	536,384

	COMMERCIAL & SERVICE
	INDUSTRY MACHINERY
	MANUFACTURING - 0.5%
45,000	3D Systems Corp. (a)	556,200

	COMMUNICATIONS
	EQUIPMENT
	MANUFACTURING - 4.1%
21,900	Apple Inc.	4,092,453
29,800	BlackBerry Ltd. (a)(b)	352,534
		4,444,987

	COMPUTER SYSTEMS
	DESIGN & RELATED
	SERVICES - 2.2%
2,300	Accenture PLC - Class A (b)	358,202
8,600	Amdocs Ltd. (b)	580,156
4,400	athenahealth, Inc. (a)	662,068
525	Baidu, Inc. - ADR (a)(b)	127,344
27,300	Convergys Corp.	645,372
		2,373,142

	CUT & SEW APPAREL
	MANUFACTURING - 1.3%
11,700	lululemon athletica Inc. (a)	1,229,085
2,300	VF Corp.	186,668
		1,415,753

	DATA PROCESSING, HOSTING
	& RELATED SERVICES - 0.6%
1,800	CoStar Group Inc. (a)	686,196

	DRUGS & DRUGGISTS’
	SUNDRIES MERCHANT
	WHOLESALERS - 0.4%
5,500	The Procter & Gamble Co.	402,435

	ELECTRICAL EQUIPMENT
	MANUFACTURING - 1.5%
3,500	Littelfuse, Inc.	759,675
5,300	Rockwell Automation, Inc.	929,673
		1,689,348

	ELECTRONIC SHOPPING &
	MAIL-ORDER HOUSES - 4.9%
3,250	Amazon.com, Inc. (a)	5,296,265

	ELECTRONICS & APPLIANCE
	STORES - 0.2%
2,600	Best Buy Co., Inc.	177,450

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2018
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value

COMMON STOCKS - 99.5% (Continued)

	EMPLOYMENT SERVICES - 0.4%
5,200	ManpowerGroup Inc.	$468,000

	ENGINE, TURBINE & POWER
	TRANSMISSION EQUIPMENT
	MANUFACTURING - 0.1%
900	Cummins, Inc.	128,151

	FOOTWEAR
	MANUFACTURING - 0.7%
10,500	NIKE, Inc. - Class B	753,900

	FREIGHT TRANSPORTATION
	ARRANGEMENT - 1.2%
16,900	Expeditors International
	of Washington, Inc.	1,258,712

	GENERAL FREIGHT
	TRUCKING - 0.3%
2,400	Old Dominion Freight Line, Inc.	374,304

	GROCERY STORES - 0.4%
17,800	Sprouts Farmers Market, Inc. (a)	386,260

	HARDWARE, & PLUMBING &
	HEATING EQUIPMENT &
	SUPPLIES MERCHANT
	WHOLESALERS - 0.8%
4,700	Watsco, Inc.	864,894

	HOUSEHOLD APPLIANCE
	MANUFACTURING - 0.4%
7,900	iRobot Corp. (a)	493,039

	HOUSEHOLD APPLIANCES &
	ELECTRICAL & ELECTRONIC
	GOODS MERCHANT
	WHOLESALERS - 0.8%
9,500	TE Connectivity Ltd. (b)	884,260

	INDUSTRIAL MACHINERY
	MANUFACTURING - 0.1%
2,600	Applied Materials, Inc.	132,028

	INSURANCE CARRIERS - 1.4%
6,500	UnitedHealth Group, Inc.	1,569,815

	MACHINERY, EQUIPMENT &
	SUPPLIES MERCHANT
	WHOLESALERS - 0.7%
11,000	Hexcel Corp.	779,130

	MANAGEMENT, SCIENTIFIC &
	TECHNICAL CONSULTING
	SERVICES - 2.4%
20,400	salesforce.com, Inc. (a)	2,638,332

	MEDICAL EQUIPMENT &
	SUPPLIES MANUFACTURING - 4.0%
1,800	ABIOMED, Inc. (a)	686,052
2,700	Align Technology, Inc. (a)	896,265
8,000	Edwards Lifesciences, Corp. (a)	1,098,480
1,320	Intuitive Surgical, Inc. (a)	606,764
3,200	Nevro Corp. (a)	251,808
4,700	Stryker Corp.	817,894
		4,357,263

	METAL ORE MINING - 0.2%
3,200	Franco-Nevada Corp. (b)	225,760

	MISCELLANEOUS DURABLE
	GOODS MERCHANT
	WHOLESALERS - 1.7%
4,200	3M Co.	828,366
6,800	Honeywell International, Inc.	1,005,788
		1,834,154

	MOTOR VEHICLE & MOTOR
	VEHICLE PARTS & SUPPLIES
	MERCHANT WHOLESALERS - 0.6%
17,200	Gentherm Inc. (a)	608,880

	NAVIGATIONAL, MEASURING,
	ELECTROMEDICAL &
	CONTROL INSTRUMENTS
	MANUFACTURING - 1.9%
4,500	Agilent Technologies, Inc.	278,640
13,100	Bruker Corp.	396,537
2,600	Coherent, Inc. (a)	434,330
460	Mettler-Toledo International Inc. (a)	253,340
17,400	Teradyne, Inc.	659,634
		2,022,481

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2018
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value

COMMON STOCKS - 99.5% (Continued)

	OIL & GAS EXTRACTION - 2.3%
11,800	Cabot Oil & Gas Corp.	$269,630
2,900	Concho Resources Inc. (a)	398,199
3,500	Diamondback Energy Inc	422,660
8,600	EOG Resources, Inc.	1,013,166
1,900	Pioneer Natural Resources Co.	366,890
		2,470,545

	OTHER CHEMICAL PRODUCT
	& PREPARATION
	MANUFACTURING - 0.2%
2,900	Albemarle Corp.	271,063

	OTHER GENERAL
	MERCHANDISE STORES - 0.5%
6,000	Dollar General Corp.	524,880

	OTHER GENERAL PURPOSE
	MACHINERY
	MANUFACTURING - 0.4%
3,100	IDEX Corp.	429,908

	OTHER INFORMATION
	SERVICES - 6.0%
14,400	Alibaba Group
	Holding Ltd. - ADR (a)(b)	2,851,344
18,400	Facebook Inc. - Class A (a)	3,528,752
4,700	Twitter, Inc. (a)	163,090
		6,543,186

	OTHER MISCELLANEOUS
	MANUFACTURING - 0.6%
4,600	Pool Corp.	657,432

	OTHER PROFESSIONAL,
	SCIENTIFIC & TECHNICAL
	SERVICES - 1.1%
7,000	ServiceNow, Inc. (a)	1,243,270

	PETROLEUM & COAL
	PRODUCTS
	MANUFACTURING - 1.5%
20,500	Exxon Mobil Corp.	1,665,420

	PHARMACEUTICAL &
	MEDICINE
	MANUFACTURING - 10.4%
3,600	Alexion Pharmaceuticals, Inc. (a)	418,068
12,000	Alkermes PLC (a)(b)	566,400
7,100	Alnylam Pharmaceuticals, Inc. (a)	706,237
2,700	Bluebird Bio, Inc. (a)	483,435
5,600	Bristol-Myers Squibb Co.	294,672
9,300	Eli Lilly and Co.	790,872
3,800	IDEXX Laboratories, Inc. (a)	791,198
2,130	Illumina, Inc. (a)	580,297
4,400	Ionis Pharmaceuticals, Inc. (a)	205,260
8,000	Johnson & Johnson	956,960
13,300	Merck & Co., Inc.	791,749
21,700	Myriad Genetics, Inc. (a)	792,267
33,200	Nektar Therapeutics (a)	2,664,964
1,800	Regeneron Pharmaceuticals, Inc. (a)	540,576
3,300	Vertex Pharmaceuticals Inc. (a)	508,200
2,500	Zoetis, Inc.	209,250
		11,300,405

	PROFESSIONAL &
	COMMERCIAL EQUIPMENT
	& SUPPLIES MERCHANT
	WHOLESALERS - 1.2%
12,200	Paycom Software, Inc. (a)	1,286,734

	SCHEDULED AIR
	TRANSPORTATION - 0.9%
20,100	Southwest Airlines Co.	1,026,708

	SCIENTIFIC RESEARCH &
	DEVELOPMENT
	SERVICES - 1.2%
700	Biogen Inc. (a)	205,772
8,000	Exact Sciences Corp. (a)	476,320
3,400	Waters Corp. (a)	654,908
		1,337,000

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2018
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value

COMMON STOCKS - 99.5% (Continued)

	SEMICONDUCTOR & OTHER
	ELECTRONIC COMPONENT
	MANUFACTURING - 15.6%
100,500	Advanced Micro Devices, Inc. (a)	$1,379,865
3,100	Alphabet Inc. - Class A (a)	3,410,000
890	Alphabet Inc. - Class C (a)	965,642
5,900	Amphenol Corp. - Class A	512,887
6,120	Broadcom Inc.	1,542,669
9,700	First Solar, Inc. (a)	655,817
9,000	FLIR Systems, Inc.	485,100
24,600	Intel Corp.	1,357,920
3,500	Lam Research Corp.	693,630
10,900	Microchip Technology Inc.	1,061,442
76,100	Nokia Oyj - ADR (b)	440,619
11,000	NVIDIA Corp.	2,774,090
22,600	Taiwan Semiconductor
	Manufacturing Co. Ltd. - ADR (b)	874,620
5,400	Texas Instruments Inc.	604,314
3,100	Xilinx, Inc.	211,141
		16,969,756

	SERVICES TO BUILDINGS
	& DWELLINGS - 1.7%
9,200	Automatic Data Processing, Inc.	1,196,184
14,100	Rollins, Inc.	701,757
		1,897,941

	SHOE STORES - 0.5%
22,100	DSW Inc. - Class A	527,748

	SOAP, CLEANING COMPOUND
	& TOILET PREPARATION
	MANUFACTURING - 0.6%
7,200	West Pharmaceutical Services, Inc.	669,600

	SOFTWARE PUBLISHERS - 13.7%
8,400	Adobe Systems Inc. (a)	2,093,952
16,100	Akamai Technologies, Inc. (a)	1,213,618
4,900	Autodesk, Inc. (a)	632,590
2,900	Intuit Inc.	584,640
500	MercadoLibre Inc.	145,415
30,100	Microsoft Corp.	2,975,084
9,800	PTC, Inc. (a)	845,152
10,500	Red Hat, Inc. (a)	1,705,410
3,600	SAP SE - ADR (b)	406,044
4,400	Shopify Inc. (a)(b)	651,596
2,800	Splunk Inc. (a)	310,268
7,100	Synopsys, Inc. (a)	625,297
5,600	Tableau Software, Inc. (a)	553,672
2,000	Tyler Technologies, Inc. (a)	463,240
3,400	The Ultimate Software Group, Inc. (a)	891,310
6,000	Workday, Inc. (a)	785,760
		14,883,048

	SUPPORT ACTIVITIES
	FOR MINING - 0.9%
7,500	Core Laboratories N.V. (b)	931,350

	TRAVEL ARRANGEMENT &
	RESERVATION SERVICES - 1.3%
650	Booking Holdings Inc. (a)	1,370,798
	TOTAL COMMON STOCKS
	(Cost $85,981,883)	108,366,310
	Total Investments
	(Cost $85,981,883) - 99.5%	108,366,310
	Other Assets in
	Excess of Liabilities - 0.5%	519,287
	TOTAL NET ASSETS - 100.0%	$108,885,597

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	Non Income Producing
(b)	Foreign Issued Securities

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2018

Assets:
Investments, at value (cost $85,981,883)	$108,366,310
Cash	549,162
Receivable for investments sold	1,193,711
Receivable for capital shares sold	97,956
Dividends receivable	174,344
Other assets	26,324
Total Assets	110,407,807

Liabilities:
Payable for investments purchased	1,327,708
Payable to Advisor (Note 3)	89,852
Payable for professional fees	27,865
Payable for Trustee fees	5,001
Accrued expenses and other liabilities	71,784
Total Liabilities	1,522,210
Net Assets	$108,885,597

Net assets consist of:
Paid-in capital	$79,273,654
Accumulated undistributed net realized gain on investments	7,227,516
Net unrealized appreciation on investments	22,384,427
Net Assets	$108,885,597

Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	7,797,422
Net asset value, redemption price and offering price per share	$13.96

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2018

Investment income:
Dividend income (Net of foreign withholding tax of $20,229)	$891,099
Total investment income	891,099

Expenses:
Advisory fees (Note 3)	948,669
Administration fees	99,593
Transfer agent fees and expenses	52,781
Legal fees	35,305
Fund accounting fees	34,497
Federal and state registration fees	28,415
Trustees’ fees and related expenses	19,001
Audit fees	13,501
Custody fees	12,296
Reports to shareholders	9,770
Other expenses	3,528
Total expenses	1,257,356
Net investment loss	(366,257)

Realized and unrealized gain on investments:
Net realized gain from security transactions	10,225,374
Change in net unrealized appreciation/depreciation on investments	6,690,332
Realized and unrealized gain on investments	16,915,706
Net increase in net assets from operations	$16,549,449

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	May 31, 2018	May 31, 2017
From operations:
Net investment income (loss)	$(366,257)	$240,554
Net realized gain on investments	10,225,374	7,290,807
Change in net unrealized appreciation/depreciation on investments	6,690,332	7,902,371
Net increase in net assets from operations	16,549,449	15,433,732

From distributions:
Net investment income	(240,556)	(18,196)
Net realized gain on investments	(7,550,859)	(5,298,215)
Net decrease in net assets resulting from distributions paid	(7,791,415)	(5,316,411)

From capital share transactions:
Proceeds from sale of shares	22,863,035	15,744,727
Net asset value of shares issued in
reinvestment of distributions to shareholders	7,727,484	5,274,998
Payments for shares redeemed	(14,044,133)	(8,623,103)
Net increase in net assets from capital share transactions	16,546,386	12,396,622

Total increase in net assets	25,304,420	22,513,943

Net assets:
Beginning of period	83,581,177	61,067,234
End of period (includes accumulated undistributed
net investment income of $0 and $240,554, respectively)	$108,885,597	$83,581,177

The accompanying notes are an integral part of these financial statements.

IMAN FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended May 31,
	2018	2017		2016	2015		2014
Net asset value, beginning of period	$12.72	$11.15		$11.40	$11.59		$9.99

Income (loss) from investment operations:
Net investment income (loss)(1)	(0.05)	0.03		0.00 (2)	(0.00	)(2)	(0.01)
Net realized and unrealized gains on investments	2.44	2.42		0.22	1.13		2.02
Total from investment operations	2.39	2.45		0.22	1.13		2.01

Less distributions paid:
From net investment income	(0.04)	(0.00	)(2)	—	—		—
From net realized gain on investments	(1.11)	(0.88)		(0.47)	(1.32)		(0.41)
Total distributions paid	(1.15)	(0.88)		(0.47)	(1.32)		(0.41)

Net asset value, end of period	$13.96	$12.72		$11.15	$11.40		$11.59

Total return	19.25%	23.06%		1.99%	10.22%		20.30%

Net assets at end of period (000’s)	$108,886	$83,581		$61,067	$68,440		$59,221

Ratio of expenses to average net assets	1.33%	1.35%		1.39%	1.42%		1.48%

Ratio of net investment income (loss)
to average net assets	(0.39)%	0.33%		0.03%	(0.02)%		(0.09)%

Portfolio turnover rate	71.6%	74.7%		70.6%	72.0%		71.7%

(1)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS
May 31, 2018

1. Organization

Allied Asset Advisors Funds (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust on January 14, 2000.  The Trust currently offers one series of shares to investors, the Iman Fund (the “Fund”), a diversified series of the Trust.  Allied Asset Advisors, Inc. (“AAA” or the “Adviser”), a Delaware corporation, serves as investment adviser to the Fund.

The Trust is authorized to issue an unlimited number of shares without par value, of each series.  The Trust currently offers one class of shares of the Fund.

The investment objective of the Fund is to seek growth of capital while adhering to Islamic principles. To achieve its investment objective, the Fund seeks investments that meet Islamic principles whose prices the Fund’s Adviser anticipates will increase over the long term. Under normal circumstances, the Fund invests its net assets in domestic and foreign securities chosen by the Adviser in accordance with Islamic principles. Islamic principles generally preclude investments in certain businesses (e.g., alcohol, pornography and gambling) and investments in interest bearing debt obligations.  Any uninvested cash will be held in non-interest bearing deposits or invested in a manner following Islamic principles.

The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates:  In preparing the financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation:  Investment securities are carried at fair value determined using the following valuation methods:

•	Equity securities listed on a U.S. securities exchange or NASDAQ for which market quotations are readily available are valued at the last quoted sale price on the valuation date.

•
Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the most recent quoted bid price.  The Fund did not hold any such securities during the year ended May 31, 2018.

•
Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser under direction of the Board of Trustees.  The Fund did not hold any such securities during the year ended May 31, 2018.

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Summary of Fair Value Exposure at May 31, 2018

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Quoted prices in active markets for identical securities the Fund has the ability to access.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2018

Level 2 -
Other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar instruments in markets that are not active, model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs that are used in determining a fair value of an investment may include price information, credit data, volatility statistics and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment or similar investments in the marketplace. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Adviser. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2018:

	Level 1	Level 2	Level 3	Total
Common
Stocks	$108,366,310	$—	$—	$108,366,310
Total*	$108,366,310	$—	$—	$108,366,310

*	Additional information regarding the industry and/or geographical classification of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period for the Fund, as compared to their classification from the most recent annual report. It is the Fund’s policy to consider transfers into or out of Level 1, Level 2 or Level 3 as of the end of the reporting period.

Foreign Securities: Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.  The Fund does not invest in securities of U.S. or foreign governments.

Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and the Fund intends to distribute all of its taxable income and net capital gains to shareholders.  Therefore, no federal income tax provision is required.

As of and during the year ended May 31, 2018, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expenses in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The statute of limitations on the Fund’s tax returns remains open for the years ended May 31, 2015 through May 31, 2018.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2018

As of May 31, 2018, the tax cost of investments and the components of distributable earnings on a tax basis were as follows:

Cost of investments	$86,052,494
Gross tax unrealized appreciation	$24,634,640
Gross tax unrealized depreciation	(2,320,824)
Net tax unrealized appreciation	22,313,816
Undistributed ordinary income	1,795,766
Undistributed long-term capital gains	5,502,361
Other accumulated losses	—
Total distributable earnings	$29,611,943

The difference between book basis and tax basis unrealized appreciation is attributable primarily to net operating losses and to the tax deferral of losses relating to wash sale transactions.

Under current tax laws, losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year.  For the fiscal year ended May 31, 2018, the Fund did not defer, on a tax basis, any post-October losses.

Distributions to Shareholders:  The Fund will distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities.  These income and gains distributions will generally be paid once each year, on or before December 31.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid were as follows:

	Year Ended	Year Ended
	May 31, 2018	May 31, 2017
Ordinary Income	$3,309,448	$1,726,529
Long-term capital gains	$4,481,967	$3,589,882

Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets.  These reclassifications have no impact on the net assets or net asset value of the Fund.  For the fiscal year ended May 31, 2018, accumulated net investment loss was increased by $374,564 and accumulated undistributed net realized gain was decreased by $374,564 resulting from such reclassification.

Other:  Investment transactions and shareholder transactions are accounted for on the trade date.  Net realized gains and losses on securities are computed on the basis of specific security lot identification.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Recent Accounting Pronouncement:  In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017, and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. The Fund did not hold any such securities during the year ended May 31, 2018 therefore no additional disclosure is necessary.  These updates have no impact on the Fund’s net assets or results of operations.

Subsequent Events: In preparing these financial statements, management has performed an evaluation of subsequent events after May 31, 2018, through the date the financial statements were issued and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

3. Investment Advisory and Other Agreements

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser, with whom certain officers and a Trustee of the Trust are affiliated, to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s daily average net assets.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2018

For the year ended May 31, 2018, the Fund had advisory expenses of $948,669 and as of May 31, 2018, the Fund had $89,852 payable to the Adviser.

The Trust has a distribution agreement and a servicing agreement with Quasar Distributors, LLC (the “Distributor”).  Fees for such distribution services are paid to the Distributor by the Adviser.

4. Capital Share Transactions

Capital Share Transactions of the Fund for the year ended May 31, 2018, were as follows:

	Amount	Shares
Shares sold	$22,863,035	1,695,863
Shares reinvested	7,727,484	583,647
Shares redeemed	(14,044,133)	(1,051,339)
Net increase	$16,546,386	1,228,171

Shares Outstanding
Beginning of period	6,569,251
End of period	7,797,422

Capital Share Transactions of the Fund for the year ended May 31, 2017, were as follows:

	Amount	Shares
Shares sold	$15,744,727	1,352,655
Shares reinvested	5,274,998	470,982
Shares redeemed	(8,623,103)	(730,745)
Net increase	$12,396,622	1,092,892
Shares Outstanding
Beginning of period		5,476,359
End of period		6,569,251

5. Securities Transactions

During the year ended May 31, 2018, the cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $75,936,046 and $67,802,227, respectively. There were no purchases or sales of U.S. government securities for the Fund.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2018, the North American Islamic Trust (“NAIT”) held 46.17% of the Fund. NAIT is the parent company of the Adviser.

IMAN FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Iman Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Iman Fund (the “Fund”) as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2006.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin
July 26, 2018

IMAN FUND
DISCLOSURE REGARDING THE BOARD OF TRUSTEES
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

In approving the continuance of the investment advisory contract between Allied Asset Advisors Inc. (the “Adviser”) and the Iman Fund (the “Fund”), the Board of Trustees of the Fund (the “Board”) was advised by, and the independent Trustees of the Board met in executive session with, independent legal counsel to discuss the duties of the Trustees in consideration of the continuance of the agreement. The Board received and reviewed a substantial amount of information provided by the Adviser and third parties in response to the Board’s requests. Based on its evaluation of the information provided, the Board, at a meeting held April 16, 2018, approved continuation of the investment advisory contract for a period through June 29, 2019.

The Board reviewed and analyzed various factors in considering the contract and reaching its conclusions, including each of the factors described below.

1.  Nature, Quality, and Extent of Services

The Board’s analysis of the nature, quality, and extent of the Adviser’s service to the Fund took into account the knowledge gained from the Board’s regular meetings with the Adviser throughout the prior year.  In addition, the Board reviewed information on the key personnel involved in providing investment management services to the Fund and the Adviser’s performance of services for the Fund, such as stock selection, adherence to the Fund’s investment restrictions, and monitoring compliance with applicable Fund policies and procedures.  The Board concluded that the nature, quality, and extent of the services provided by the Adviser to the Fund were appropriate and the Fund was likely to continue to benefit from services provided under its contract with the Adviser.

2.  Investment Performance of the Fund and the Adviser

In considering the performance of the Fund and the Adviser, the Board compared the Fund’s performance with that of a universe of greater than 900 U.S. large cap growth mutual funds, as determined by Morningstar, an independent data service provider.  The performance data was for one, three, five and ten year periods ended March 31, 2018.  The Board also compared the Fund’s performance for the three month, six month and one, three, five and ten year periods ended March 31, 2018 with that of several benchmark indices:  the Dow Jones Islamic Market US Index/Dow Jones Islamic Global Index blended rate (the “Blended Rate”), the Dow Jones Islamic Market US Index (the “IMUS”), the Dow Jones Islamic Global Index (the “DJIM”) and the Russell 3000 Growth Index (the “RAG”). In addition, the Board also compared the Fund’s performance for the three month and one, three, five and ten year periods ended March 31, 2018 with five other mutual funds that follow Islamic principles.

The Board considered that the Fund had outperformed the Blended Rate, the IMUS and the DJIM for all periods ended March 31, 2018.  The Board also considered that the Fund had underperformed the RAG for the three month, six month, one year and five year periods ended March 31, 2018, but had outperformed the RAG for the three year period then ended.

The Board considered that the Fund had outperformed all of the Islamic principles peer funds for all periods ended March 31, 2018, with the exception of two of the funds for the three month period ended March 31, 2018.

The Board also reviewed the Fund’s performance against its peer universe, noting that the Fund outperformed its peer universe median for the three year period, while underperforming its peer universe median for the one year, five year and ten year periods ended March 31, 2018.  The Board then discussed the principal reasons for the Fund’s underperformance and outperformance in various periods, noting that the Fund’s performance, although slightly less, was very similar to its peer universe median for the five year period ended March 31, 2018.

After considering all the information, the Board concluded that, although past performance cannot be a guarantee of future performance, the Fund and its shareholders were benefiting from the Adviser’s investment management of the Fund.

IMAN FUND
DISCLOSURE REGARDING THE BOARD OF TRUSTEES
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited), (Continued)

3.  Costs of Services and Profits Realized by the Adviser

The Board examined the fee and expense information for the Fund as compared to that of other comparable funds and noted that the Adviser’s management fees, as a percentage of net assets, were in the fourth quartile of comparable funds and were higher than the peer group median reported by Morningstar.  The Board also noted that the Fund’s net expense ratio, as a percentage of net assets, was in the fourth quartile of comparable funds and was higher than the peer group median reported by Morningstar.  The Board noted, however, that the Fund’s special nature makes it distinct from most of the funds in its Morningstar peer group, which included many funds that are part of much larger families of funds and, therefore, realize economies of scale that the Fund does not.

In addition, the Board considered the Adviser’s costs in serving as the Fund’s investment adviser and manager.  The costs include those associated with the personnel and systems necessary to manage the Fund.  The Board noted, also, that the costs included those associated with Rule 12b-1 expenses that the Adviser had paid on behalf of the Fund, since the Fund did not have a Rule 12b-1 Plan.  The Board also considered the financial condition of the Adviser, which was operating at a loss.  The Board concluded that the management fee and the total expenses of the Fund were reasonable in light of the services provided and the performance the Fund achieved over various time periods, and that the other expenses of the Fund also were reasonable.

4.  Economies of Scale

The Board considered the extent to which the Fund’s management fee reflected economies of scale for the benefit of Fund shareholders.  The Board noted that because the Adviser was operating at a loss, a discussion of economies of scale was not applicable with respect to the management fee received by the Adviser.

5.  Other Benefits to the Adviser

The Board considered benefits that accrue to the Adviser from its relationship with the Fund.  The Board noted that the Adviser did not employ soft-dollars and therefore did not derive research products or services from brokerage commissions paid by the Fund on its brokerage transactions.

After full consideration of the above factors as well as other factors, the Board, including all independent trustees, unanimously concluded that approval of the Fund’s Advisory contract was in the best interest of the Fund and its shareholders.

IMAN FUND
SUPPLEMENTAL INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is set forth below. Each Trustee will serve until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request by calling (877) 417-6161 or writing to Iman Fund, c/o Allied Asset Advisors, Inc., 715 Enterprise Drive, Suite 100, Oak Brook, IL 60523.

		No. of	Principal	Other
		Funds in	Occupation(s)	Trusteeships /
Name, Age, Address	Date First	Complex	during the past	Directorships
Position with Trust	Elected	Overseen	5 years	by Trustee
Bassam Osman*, 66	President	1	1980 to present – Medical	None
715 Enterprise Drive	since 2000		Doctor; 2000 to present –
Oak Brook, IL 60523			Portfolio Manager
Trustee and President			to the Fund
Abdalla Idris Ali, 68	2000	1	2011 to present –	None
715 Enterprise Drive			Secretary General of
Oak Brook, IL 60523			“ISNA Canada”
Independent Trustee
Mohammed Kaiseruddin, 73	Chairperson	1	1973 to present –	None
715 Enterprise Drive	since 2006 and		Nuclear Engineer,
Oak Brook, IL 60523	Independent		Sargent & Lundy
Chairperson and	Trustee
Independent Trustee	since 2000
Muhammad Kudaimi, 61	2009	1	1988 to present –	None
715 Enterprise Drive			Medical Doctor
Oak Brook, IL 60523
Independent Trustee
Mohammad Basheeruddin, 67	Treasurer	1	2001 to present –	N/A
715 Enterprise Drive	since 2003		Accounting Manager,
Oak Brook, IL 60523			North American
Treasurer			Islamic Trust (NAIT)
Azam Nizamuddin, 49	Chief Compliance	1	General Counsel and Deputy	N/A
715 Enterprise Drive	Officer since		Executive Director of NAIT
Oak Brook, IL 60523	2015		since April, 2015;
Chief Compliance Officer			1998 to 2015 –
Attorney in Private Practice
Salah Obeidallah, 60	Secretary	1	Executive Director of NAIT	N/A
715 Enterprise Drive	since 2015		since March, 2015; President
Oak Brook, IL 60523			of Allied Asset Advisors
Secretary			since June, 2015;
2000 to 2015 – Owner,
Manager of Paulison Car
Wash & Detailing Inc.

*
This trustee is deemed to be an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of the Trust and is a director and officer of Allied Asset Advisors, Inc.

IMAN FUND
SUPPLEMENTAL INFORMATION (Unaudited), (Continued)

Tax Information

The Fund designates 37.06% of its ordinary income distribution for the year ended May 31, 2018 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2018, 23.21% of the dividends paid from net ordinary income for the Fund qualifies for the dividends received deduction available to corporate shareholders.

For the year ended May 31, 2018, 92.73% of the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

IMAN FUND
ADDITIONAL INFORMATION
May 31, 2018

Proxy Voting Policies and Procedures (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 417-6161 or by accessing the Fund’s website at http://www.investaaa.com.  Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

Proxy Voting Record (Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 417-6161.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The filing will be available, upon request, by calling (877) 417-6161.  Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

PRIVACY POLICY

In the course of servicing your account, we collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, parties to transactions, cost basis information, and other financial information.

•	Information collected from our website (including from the use of “cookies”)

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with industry standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your financial intermediary shares nonpublic personal information with nonaffiliated third parties.

INVESTMENT ADVISER
Allied Asset Advisors, Inc.
Oak Brook, Illinois

DISTRIBUTOR
Quasar Distributors, LLC
Milwaukee, Wisconsin

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
Milwaukee, Wisconsin

ADMINISTRATOR, TRANSFER AGENT,
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
Milwaukee, Wisconsin

CUSTODIAN
U.S. Bank, N.A.
Milwaukee, Wisconsin

LEGAL COUNSEL
Latham & Watkins
Chicago, Illinois

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.  Quasar Distributors, LLC is the Distributor for the Fund.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The Registrant’s code of ethics is incorporated herein by reference to its form N-CSR filed on August 9, 2007.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2018	FYE 5/31/2017
Audit Fees	13,500	13,500
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2018	FYE 5/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2018	FYE 5/31/2017
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 9, 2007.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allied Asset Advisors Funds

By           /s/Bassam Osman
Bassam Osman, President

Date       August 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/Bassam Osman
Bassam Osman, President

Date       August 8, 2018

By           /s/Mohammad Basheeruddin
Mohammad Basheeruddin, Treasurer

Date       August 9, 2018